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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Refining Company, (the "Company") on Form 10-Q for the period ending February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. Murphy, Principal Financial Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                         / s /  James E. Murphy
                                         --------------------------
                                         James E. Murphy
                                         Principal Financial Officer
                                         April 14, 2003











A signed original of this written statement required by Section 906 has been provided to United Refining Company and will be retained by United Refining Company and furnished to the Securities and Exchange Commission or its staff upon request.